PROMISSORY NOTE FROM MAAB	6 Months Ended
Jun. 30, 2021
Promissory Note [Abstract]
PROMISSORY NOTE FROM MAAB

NOTE 9 – PROMISSORY NOTE FROM MAAB

MAAB, the parent of Astro has issued a Promissory Note, as amended, for monetary advances to the Company of up to $2,000,000, maturing on February 28, 2023. The Promissory Note has an interest charge of 10%, compounded monthly. Interest accrues on the principal amount or portion thereof which remains unpaid from time to time as well as any interest outstanding, from the date the principal amount is advanced until and including the date upon which the principal amount and all interest due under this promissory note shall be fully paid.

The Company has accrued interest of $291,107 at June 30, 2021 and $207,915 at December 31, 2020. The accrued interest expense is included in accounts payable and accrued liabilities in the accompanying condensed consolidated balance sheets.